AMENDMENT ONE TO
                  COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT


         THIS AMENDMENT ONE TO COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT ("Amendment"), dated as of September 15, 1997, is entered into among Debtors, Foothill, Fleet, the Representatives signatory hereto (on behalf of the Claimants they represent), and Collateral Agent. For good and valuable consideration, the receipt and adequacy of which hereby is acknowledged by each party hereto, the parties hereto hereby agree as follows:

                                    RECITALS

A. On or about May 14, 1993, Debtors, Foothill, Fleet, various Representatives, and other parties entered into the Collateral Agency and Intercreditor Agreement referred to in Paragraph 1.a. below of this Amendment.

B. Since May 14, 1993, the IRB Claims have been satisfied in full.

C. Since May 14, 1993, the Gold Claims of the Gold Claimants other than Fleet have been satisfied in full so that Fleet is the only remaining Gold Claimant.

D. Concurrently herewith, T&C has duly authorized and proposes to issue $13,254,000 of 15% senior secured notes due February 15, 1998 (herein the "New Senior Secured Notes"), pursuant to an Indenture dated as of September 15, 1997 (the "New Indenture"), naming State Street Bank and Trust Company as trustee (the "New Trustee"), payment of which New Senior Secured Notes will be guaranteed by the other Debtors.

E. The proceeds of issuance of the New Senior Secured Notes will be used to retire in full the outstanding obligations of T&C, guaranteed by the other Debtors, with respect to the remaining $13,254,000 of 11-1/2% senior secured notes due September 15, 1997 (herein the "Old Senior Secured Notes"), issued pursuant to an Indenture dated as of May 14, 1993, between Debtors and Shawmut Bank, N.A., as trustee.

F. The New Senior Secured Notes are intended to refinance and refund the indebtedness evidenced by the Old Senior Secured Notes. This Amendment is intended to substitute the New Senior Secured Notes in place and in stead of the Old Senior Secured Notes, so that the claims of the holders of the New Senior Secured Notes will be entitled to the same liens and priorities as were the claims of the holders of the Old Senior Secured Notes, and no less and no more.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which hereby is acknowledged by each party hereto, the parties hereto hereby agree as follows:

         1.       Definitions.

                  a. Terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in that certain Collateral Agency and Intercreditor Agreement dated as of May 14, 1993, among Town & Country Corporation, a Massachusetts corporation, as one of the Debtors, Town & Country Fine Jewelry Group, Inc., a Massachusetts corporation, as one of the Debtors, Gold Lance, Inc., a Massachusetts corporation, as one of the Debtors, L.G. Balfour Company, Inc., a Delaware corporation, as one of the Debtors, Foothill Capital Corporation, a California corporation, as a Claimant, Fleet Precious Metals Inc., as a Claimant, Rhode Island Hospital Trust National Bank, as a Claimant, Republic National Bank, as a Claimant, ABN AMRO Bank N.V., as a Claimant, Chemical Bank, as a Claimant, Foothill Capital Corporation, a California corporation, as the Foothill Representative, Fleet Precious Metals Inc., as the Gold Claimants' Representative, Chemical Bank, as the IRB Claimants' Representative, Shawmut Bank, N.A., as the Senior Note Claimants' Representative, Bankers Trust Company, as the Senior Subordinated Note Claimants' Representative, and Foothill Capital Corporation, a California corporation, as Collateral Agent, as amended by this Amendment.

                  b. The following definitions contained in Section 1 of the Agreement are hereby amended and restated in their entirety as follows:

                           "Debtors" means T&C, Town & Country Fine Jewelry
                  Group, Inc., a Massachusetts corporation, GL, Inc., a Massachusetts corporation, formerly known as Gold Lance, Inc., a Massachusetts corporation, and L.G. Balfour Company, Inc., a Delaware corporation.

                           "Foreign Subsidiary Stock" means sixty five percent
                  (65%) of the shares of capital stock, rights to acquire same, or certificates evidencing same, of any one or more Foreign Subsidiaries, now or hereafter beneficially owned by any Debtor or Debtors. In addition, "Foreign Subsidiary Stock" shall include any right, title, and interest of any Debtor in and to any identifiable proceeds of any distribution made by any Foreign Subsidiary to such Debtor, including, without limitation, any distribution of the proceeds of any sale or disposition by any Foreign Subsidiary of all or any part of its assets.

                           "Little Switzerland Stock" means the shares of common
                  stock of Little Switzerland, Inc. transferred on or prior to the date hereof by one or more of Debtors into a trust for the benefit of Town & Country Corporation and the holders of its exchangeable preferred stock. For the avoidance of doubt, the Little Switzerland Stock shall not include the Company-Owned Little Switzerland Stock.

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                           "Major Disposition" means the sale or other
                  disposition by one or more of Debtors, in a single transaction or a related series of transactions, of Collateral with a fair value in excess of ten million dollars, not in the ordinary course of business; except that: (a) Bulk returns or bulk sales of Precious Metals at fair value or for ounce-for-ounce credit against outstanding Gold Claims shall not constitute Major Dispositions; and (b) sales or other dispositions of the Zale Bankruptcy Claim and/or the Solomon Brothers Stock and/or the Foreign Subsidiary Stock, and/or all or any portion or part of any thereof, and/or any Proceeds derived from any thereof, made in accordance with the requirements of the indentures that are part of the Underlying Transactional Documents relating to the Senior Secured Note Claims and/or the Senior Subordinated Note Claims shall not constitute Major Dispositions.

                           "Other Collateral" means any Collateral that does not
                  fall within any of the fourteen other Categories of Collateral. "Other Collateral" shall include, without limitation, "proceeds" (as defined in the UCC) of Collateral, whether or not received by any Debtor, if any, that do not fall within any of the Primary Categories of Collateral or within the definition of "Proceeds." The Other Collateral shall not include any of the Little Switzerland Stock or any "proceeds" (as defined in the UCC) thereof, or any of the IRB Collateral or any "proceeds" (as defined in the UCC) thereof. The Other Collateral shall include any Company-Owned Little Switzerland Stock.

                           "Senior Note Claimants' Representative" means State
                  Street Bank and Trust Company, as trustee pursuant to the Indenture dated as of September 15, 1997, entered into by Debtors and such trustee as one of the Senior Note Transactional Documents,or any successor Representative designated by the Senior Note Claimants to Collateral Agent, with a copy of any such successor designation notice to be sent to Debtors and to the Representatives.

                  c. The following definitions are hereby added to Section 1 of the Agreement:

                           "Company-Owned Little Switzerland Stock" means all
                  shares of stock of Little Switzerland, Inc., a Delaware corporation, owned by any Debtor that have not been transferred on or prior to the date hereof, by any Debtor and/or any Affiliate of any Debtor, into a trust for the benefit of T&C and the holders of its exchangeable preferred stock.

                           "Fleet" means Fleet Precious Metals Inc.

                           "T&C" means Town & Country Corporation, a
                  Massachusetts corporation.

         2. New Schedules 3, 5, and 8. Schedules 3, 5, and 8 to the Agreement hereby are amended and restated in their entirety to read as attached hereto.

         3. New Senior Note Claimants' Representative; Senior Secured Notes. (a) From and after the date that this Amendment becomes effective, State Street Bank and Trust Company shall be substituted in place and in stead of Shawmut Bank, N.A. and its successors as the Senior Note Claimants' Representative, for all purposes of the Agreement and each and every other Underlying Transactional Document or Security Document that refers or relates to the Senior Note Claimants' Representative, subject to the provisions of the Agreement with regard to future succession or replacement of such Representative.

                  (b) From and after the date that this Amendment becomes effective, the holders of the New Senior Secured Notes shall be substituted in place and in stead of the holders of the Old Senior Secured Notes (and their successors) as the Senior Note Claimants, and the New Senior Secured Notes shall be substituted in place and in stead of the Old Senior Secured Notes, for all purposes of the Agreement and each and every other Underlying Transactional Document or Security Document that refers to or relates to the Senior Notes, Old Senior Secured Notes, New Senior Secured Notes, Senior Note Claims or Senior Note Claimants. From and after the date that this Amendment becomes effective, the definition in the Agreement of "Senior Note Obligations" shall refer to the Obligations of the Debtors with respect to the New Senior Secured Notes instead of the Obligations of the Debtors with respect to the Old Senior Secured Notes, and any reference in any Security Document to the "Obligations" shall include the "Senior Note Obligations" which include the Obligations of the Debtors with respect to the New Senior Secured Notes.

         4. Effect of this Amendment on the Agreement. This Amendment amends the Agreement only to the extent expressly stated herein. As so amended, the Agreement shall continue in full force and effect.

         5. Governing Law. This Amendment is governed by and shall be construed in accordance with the laws of the State of New York.

         6. Counterpart/Fax Execution. This Amendment may be executed in any number of counterparts, and/or by facsimile (followed promptly by delivery of original signatures), all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

         7. References to Intercreditor Agreement in Security Documents. (a) The Claimants and each party hereto agree that all references in the Security Documents to the Intercreditor Agreement shall be deemed to mean the Agreement amended by this Amendment, as so amended, as as it may from time to time be further amended, modified, supplemented, or restated in writing in accordance with the Agreement.

                  (b) Each Debtor hereby acknowledges, agrees, ratifies, and reaffirms that each and all of the security interests and/or liens granted to Collateral Agent, on behalf of the Claimants, under each and every Security Document, shall secure all of the Obligations, including, without limitation, the Senior Note Obligations, as such term is modified and clarified by this Amendment, including, without limitation, Section 3(b) of this Amendment.

         8. Certain Consents and Waivers. (a) Each Claimant, each Representative, and Collateral Agent each consents to the replacement of the Old Senior Secured Notes with the New Senior Secured Notes, the redesignation of the Senior Note Claimant's Representative provided for in this Amendment, and the redesignation of the Senior Note Transactional Documents provided for in this Amendment (collectively, in this Amendment, referred to as the "Refinancing").

                  (b) Each Gold Claimant, each Senior Note Claimant, each of their respective Representatives, and the Senior Subordinated Note Claimants' Representative (acting in its capacity as the indenture trustee for the Senior Subordinated Note Claimants, and upon the instructions of holders of not less than a majority in amount of the Senior Subordinated Note Claims evidenced by the notes issued pursuant to the indenture listed as Item # 1 on Schedule 9 attached to the Agreement), each waives any defaults under the Gold Transactional Documents, the Senior Note Transactional Documents, or the Senior Subordinated Note Transactional Documents, as the case may be, arising from or occurring due to the Refinancing.

                  (c) In addition to the foregoing, Foothill's consents granted to Debtors with respect to certain aspects of the Refinancing are set forth in the document listed as Item # 4 on Schedule 3 attached hereto.

                  (d) Each Gold Claimant, each Senior Note Claimant, each of their respective Representatives, and the Senior Subordinated Note Claimants' Representative (acting in its capacity as the indenture trustee for the Senior Subordinated Note Claimants, and upon the instructions of holders of not less than a majority in amount of the Senior Subordinated Note Claims evidenced by the notes issued pursuant to the indenture listed as Item # 1 on Schedule 9 attached to the Agreement), each consents to the redemption of the New Senior Secured Notes pursuant to Sections 3.1 and/or 3.2 of the New Indenture, and agrees that any actions taken by any Debtor and/or any holder of the New Senior Secured Notes and/or the New Trustee contemplated by Sections 3.1 and/or 3.2 of the New Indenture and in accordance therewith (including, without limitation, the disposition by any Debtor of any asset the proceeds of which are to be distributed to the holders of the New Senior Secured Notes in accordance with such Sections 3.1 and/or 3.2) shall not cause an Event of Default under their respective Underlying Transactional Documents.

                  (e) In addition to the foregoing, Foothill's consents granted to Debtor, and Foothill's agreements with Debtor, with respect to certain aspects of the redemption of the

New Senior Secured Notes pursuant to Sections 3.1 and/or 3.2 of the New Indenture, and any covenants of Debtors in favor of Foothill with respect thereto or pertinent thereto, are set forth, collectively, in the Underlying Transactional Documents between Foothill and Debtors listed as Items #s 1, 2, 3, and 4 on Schedule 3 attached hereto.

         9. Authorization and Enforceability. Each party hereto hereby represents and warrants to the other parties hereto as follows: (a) The execution, delivery, and performance by such party of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (except for such as have been obtained) in order to be effective and enforceable; and (b) The Agreement, as amended by this Amendment, constitutes the legal, valid, and binding obligation of such party, enforceable against such party in accordance with its terms.

{balance of page intentionally omitted}

         IN WITNESS WHEREOF, the parties hereto have entered into this amendment as of the date first set forth above, intending to be legally bound hereby.

                          Town & Country Corporation, a Massachusetts corporation, as one of the Debtors

                          By_____________________________________

                          Title____________________________________


                          Town & Country Fine Jewelry Group, Inc., a
                          Massachusetts corporation, as one of the Debtors

                          By_____________________________________

                          Title____________________________________


                          GL, Inc., a Massachusetts
                          corporation, formerly known
                          as Gold Lance, Inc., a
                          Massachusetts corporation,
                          as one of the Debtors

                          By_____________________________________

                          Title____________________________________


                          L.G. Balfour Company, Inc., a Delaware
                          corporation, as one of the Debtors

                          By_____________________________________

                          Title____________________________________

                           Fleet Precious Metals Inc., as a Claimant

                           By_____________________________________

                           Title____________________________________

                           By_____________________________________

                           Title____________________________________


                           Foothill Capital Corporation, a California corporation, as the Foothill Representative

                           By_____________________________________

                           Title____________________________________


                           Fleet Precious Metals Inc., as the Gold Claimants' Representative

                           By_____________________________________

                           Title____________________________________

                           By_____________________________________

                           Title____________________________________


                           State Street Bank and Trust Company, as
                           successor to Shawmut Bank, N.A., as the outgoing Senior Note Claimants' Representative

                           By_____________________________________

                           Title____________________________________

                           State Street Bank and Trust Company, as the incoming Senior Note Claimants' Representative

                           By_____________________________________

                           Title____________________________________

                           Address for notices:

                           State Street Bank and Trust Company
                           Financial Markets Group
                           Corporate Trust Department
                           Two International Place
                           Boston, Massachusetts  02110
                           Attn: Gerald R. Wheeler, V.P.
                           Ref:  Town & Country

                           Telephone: 617.664.5602
                           Facsimile: 617.664.5371

                           Bankers Trust Company, as the Senior
                           Subordinated Note Claimants' Representative

                           By_____________________________________

                           Title____________________________________


                           Foothill Capital Corporation, a California corporation, as Collateral Agent

                           By_____________________________________

                           Title____________________________________

                                   Schedule 3

                (Description of Foothill Transactional Documents)

1. Loan Agreement dated as of July 3, 1996, between Foothill and Debtors.

2. Amendment Number One to Loan Agreement dated as of October 31, 1996, between Foothill and Debtors.

3. Amendment Number Two to Loan Agreement dated as of May 30, 1997, between Foothill and Debtors.

4. Amendment Number Three to Loan Agreement dated as of September 15, 1997, between Foothill and Debtors.

5. The Lock Box Agreements (as defined in the Loan Agreement listed in Item 1 of this Schedule 3, as such Loan Agreement may from time to time be amended, modified, supplemented, extended, or restated).

                                   Schedule 5

                  (Description of Gold Transactional Documents)

1. Amended and Restated Consignment Agreement, dated as of July 3, 1996, among Debtors and Fleet Precious Metals Inc.

                                   Schedule 8

            (Description of the Senior Note Transactional Documents)

1. Indenture dated as of September 15, 1997 among Debtors and State Street Bank and Trust Company, as trustee, governing certain 15% Senior Secured Notes of Town & Country Corporation due February 15, 1998.

2. Any of the 15% notes issued pursuant to the Indenture referenced in the preceding paragraph.